Item 1: Report to Shareholders

Summit GNMA Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Bond returns were mostly lackluster in the six-month period ended April 30, 2006. The performance of higher-quality securities was subdued because of rising interest rates amid solid economic growth. During the first half of our fiscal year, bond yields rose across almost all maturities as the Federal Reserve gradually lifted the federal funds target rate to 4.75%. Mortgage-backed securities performed somewhat better than the bond market as a whole, while investors in money market securities enjoyed the improved yields that resulted from higher short-term interest rates.

ECONOMY AND INTEREST RATES

The economy accelerated at the beginning of 2006, expanding at a robust 4.8% annualized rate in the first quarter (according to initial estimates) versus a sluggish 1.7% in the final quarter of 2005 following last year’s hurricane assault on the Gulf Coast. Manufacturing activity was sturdy, business and consumer spending patterns appeared healthy, and the unemployment rate dipped to 4.7%. Despite elevated commodity prices, inflation remained generally contained.

The Fed has indicated that it expects the economy to slow due to a weaker housing market, higher energy prices, and the lagged effects of higher short-term interest rates. Nevertheless, central bank officials have stated their belief that stronger-than-expected economic growth and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate in the last six months from 3.75% to 4.75%, a level the short-term benchmark has not seen in more than four years. After our reporting period, the Fed increased the target rate to 5.00% on May 10. The central bank has now lifted the target rate 16 times in just under two years.

While the Federal Reserve no longer characterizes monetary policy as accommodative, several factors suggest the central bank may not be finished raising rates. Inflation-adjusted, or “real,” short-term interest rates are now at 3%, a level that is still low by historical standards given an environment of strong economic growth and inflation that is at the upper end of the Fed’s comfort zone. A real funds rate of 3.5% has been the minimal level reached when nominal short-term rates have peaked in the recent past. Additionally, following its latest move, the Fed has made it clear that further policy actions would be entirely dependent on incoming economic and inflation data. Finally, the Fed has also stated that if it pauses or skips a meeting, it does not imply that the end to policy tightening is at hand.

SUMMIT CASH RESERVES FUND
Your fund returned 2.00% and 3.54% for the 6- and 12-month periods ended April 30, 2006, respectively. The return on the portfolio has been increasing with each hike by the Federal Reserve, and the seven-day annualized dividend yield at the end of April stood at 4.41%.

The fund’s 6- and 12-month returns easily outpaced the Lipper Money Market Funds Average because of our low expenses and favorable maturity posture. The longer-term returns for the fund are attractive and have placed it in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 29 out of 355, 35 out of 336, 23 out of 299, and 15 out of 189 money market funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Past performance cannot guarantee future results.)

Generally, we have adopted a neutral stance for the maturity posture of the fund. For most of the past six months, we have allowed the portfolio’s weighted average maturity (WAM) to closely mirror the six-week cycle of the meetings of the Fed’s rate-setting committee. This has allowed us to turn over all holdings in the portfolio to take advantage of the higher yields that become available as interest rates rise.

In April, however, as the market started to discount the end of the Fed’s tightening cycle, we became more defensive. For the reasons discussed above, we are more convinced than most that the Fed will continue to raise short-term rates. Therefore, our intent has been to allow the maturity of the portfolio to be five to 10 days shorter than the average money fund, which positions it to perform better in a rising-rate environment.

The credit profile of the portfolio remains very high, with 100% of the securities classified as “first tier,” meaning they carry the highest short-term credit rating from at least two major rating agencies. While most of the assets are invested in the commercial paper market, they are very well diversified by issuer and industry.

Because of their ability to pass higher interest rates through to shareholders, money market funds should continue to be attractive in this type of environment—especially when compared with a bank product with an administered interest rate. We look forward to capturing these higher yields as they become available, but, as always, our primary concern will be to protect shareholders’ principal and preserve their liquidity.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 0.95% and 1.31% for the 6- and 12-month periods ended April 30, 2006, respectively. As shown in the table, the portfolio outperformed its peer group of funds as represented by the Lipper GNMA Funds Average, while lagging the Lehman Brothers and Citigroup GNMA Indexes. (In future reports, we will replace comparisons to the Citigroup GNMA Index with an evaluation of returns relative to the Lehman Brothers U.S. GNMA Index, a more commonly recognized benchmark that we are introducing in this letter.) The fund’s net asset value fell by $0.14 over the past six months, but this was more than offset by $0.23 in dividends paid out over the period.

Thanks to strong demand, mortgages provided much better returns than the bond market as a whole over the past six months, returning 67 basis points (0.67%) more than equal-duration Treasuries. GNMA mortgages did not fare as well, however, outpacing equal-duration Treasuries by only 32 basis points.

Returns for GNMAs in recent years have been driven by two major forces. First, supply of GNMAs has been decreasing for the last several years. As a result, GNMAs currently represent only 3.7% of the Lehman Brothers U.S. Aggregate Index, in comparison to over 8% a decade ago. The second force driving GNMA returns, demand from foreign central banks, has recently waned somewhat. In past years, foreign banks have focused their buying in the mortgage market on GNMAs because they are backed by the full faith and credit of the U.S. government. Foreign buying caused tremendous outperformance by GNMAs in 2005, helping them return 3.20% for the year versus 2.61% for the mortgage sector as a whole (as measured by Lehman indexes). However, foreign demand so far in 2006 has been much lower than anticipated, and returns for GNMAs have weakened as a result.

Our strategy over most of the period was to keep the portfolio’s duration slightly shorter than the benchmark; in other words, our maturity posture was somewhat less sensitive to rising interest rates. We accomplished this by owning more 15-year mortgages than the index and by shorting Treasury futures—a strategy that achieves the same results as selling Treasury securities. Since GNMAs provided some excess returns to Treasuries, and since interest rates rose fairly significantly, this positioning paid off. Going forward, our stance on interest rates is less defensive given that the Federal Reserve appears to be close to finishing the current tightening cycle. We have moved the portfolio’s duration to neutral relative to the benchmark, and we will consider adopting a slightly longer-than-average duration as the cycle ends.

We have diversified almost 20% of the portfolio into conventional mortgages, commercial mortgage-backed securities, home equity loan asset-backed securities, and agency and non-agency hybrid adjustable rate mortgages—all of which considerably outperformed GNMAs. We believe we provide the most value to our shareholders through our security selection in some of these other sectors, and we will continue to seek to take advantage of their relative attractiveness to GNMAs.

OUTLOOK

The interest rate outlook, particularly for short-term securities, has become somewhat more uncertain amid indications that the Fed may stop raising official rates if the economic and inflation data are encouraging. Given the strong U.S. economy, the potential exists for at least a few more increases in the federal funds rate, which would probably also mean that longer-term bond yields could continue rising modestly. We will keep a careful eye on the data ourselves and attempt to position the funds to best exploit these interest rate changes. Our careful credit analysis and low fees will also remain central to our efforts to deliver superior returns to shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 19, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share prices to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Implied volatility: A theoretical value designed to represent the volatility of the security underlying an option as determined by the price of the option. It is a representation of the market’s best estimate for future volatility.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 9.60	$ 9.90	$ 9.91	$ 10.16	$ 10.04	$ 9.41
Investment activities						
Net investment income	0.22	0.37	0.35	0.31	0.45	0.58
Net realized and unrealized gain (loss)	(0.13)	(0.22)	0.08	(0.08)	0.14	0.63
Total from investment activities	0.09	0.15	0.43	0.23	0.59	1.21
Distributions						
Net investment income	(0.23)	(0.45)	(0.44)	(0.41)	(0.47)	(0.58)
Net realized gain	–	–	–	(0.07)	–	–
Total distributions	(0.23)	(0.45)	(0.44)	(0.48)	(0.47)	(0.58)
NET ASSET VALUE						
End of period	**$ 9.46**	**$ 9.60**	**$ 9.90**	**$ 9.91**	**$ 10.16**	**$ 10.04**

Ratios/Supplemental Data

Total return^	0.95%	1.53%	4.46%	2.31%	6.04%	13.29%
Ratio of total expenses to average net assets	0.60%†	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.54%†	3.78%	3.65%	3.21%	4.45%	5.99%
Portfolio turnover rate	150.9%†¤	187.2%¤	198.6%¤	312.0%¤	327.9%¤	71.0%¤
Net assets, end of period (in thousands)	$ 74,484	$ 79,994	$ 83,270	$ 92,684	$ 109,526	$ 92,204

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended 4/30/06, 10/31/05, 10/31/04, 10/31/03, 10/31/02, and 10/31/01 would have been 101.0%, 107.1%, 99.7%, 112.5%, 105.9%, and 71.0%, respectively.

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments (1)

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 89.9%		
U.S. Government Agency Obligations ± 8.1%		
Federal Home Loan Mortgage		
4.50%, 4/1/34 - 4/1/35	511	469
6.50%, 7/1/14	278	284
7.00%, 11/1/30	30	31
ARM, 5.055%, 11/1/35	121	119
ARM, 5.428%, 1/1/36	61	60
CMO		
4.50%, 3/15/16	1,100	1,058
5.00%, 11/15/27	600	588
CMO, IO		
4.50%, 6/15/11 - 4/15/18	1,023	88
Federal National Mortgage Assn.		
5.00%, 8/1/35	511	484
5.50%, 4/1/34	1,311	1,278
6.00%, 8/1/34	397	396
ARM		
4.67%, 9/1/35	262	252
4.788%, 11/1/35	200	198
4.824%, 6/1/35	150	149
5.323%, 12/1/35	101	99
5.375%, 12/1/35	126	126
5.532%, 12/1/35	195	192
5.687%, 12/1/35	64	63
5.691%, 1/1/36	120	119
IO, 8.50%, 4/25/22	24	6
		6,059
U.S. Government Obligations 81.8%		
Government National Mortgage Assn.		
4.00%, 9/15/18	1,001	941
4.50%, 9/15/35	448	419
5.00%, 12/15/17 - 6/15/35	14,286	13,764
5.50%, 10/15/17 - 9/15/35	16,190	15,927

6.00%, 12/15/08 - 2/15/36	15,451	15,554
6.50%, 12/15/14 - 1/20/36	7,020	7,243
7.00%, 3/15/13 - 4/15/32	1,393	1,447
7.50%, 9/15/12 - 3/15/32	877	918
8.00%, 4/15/17 - 2/15/30	162	171
8.50%, 4/15/17 - 3/15/27	222	237
9.00%, 4/15/18 - 3/20/25	32	35
9.50%, 7/15/09 - 12/20/20	54	57
10.00%, 8/15/13 - 3/15/26	139	152
10.50%, 1/15/16 - 10/15/19	64	70
11.00%, 12/15/09 - 9/20/17	13	14
CMO		
5.00%, 8/16/28	51	51
5.50%, 10/20/30 - 2/20/32 ++	2,855	2,808
CMO, Principal Only, 3/16/28	35	28
TBA, 6.50%, 1/1/32	1,032	1,061
		60,897
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $68,337)		66,956

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 5.8%

Commercial Mortgage Backed Securities 4.3%		
Bear Stearns Commercial Mortgage Securities		
Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	425	410
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38	500	476
Citigroup/Deutsche Bank Commerical Mortgage Series 2005-C1, Class AJ, CMO, VR, 5.40%, 7/15/44	200	191
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	450	470
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO, 6.531%, 3/15/11	550	571
JP Morgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	400	410
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	265	250
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO, 5.98%, 1/15/39	450	456
		3,234

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended April 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended April 30, 2006, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended April 30, 2006, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $627,000 and $1,383,000, respectively, for the six months ended April 30, 2006. Purchases and sales of U.S. government securities aggregated $58,955,000 and $64,070,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $738,000 of unused capital loss carryforwards. As of April 30, 2006, the fund had $277,000 of capital loss carryforwards that expire in fiscal 2012, and $461,000 that expire in fiscal 2013.

At April 30, 2006, the cost of investments for federal income tax purposes was $76,748,000. Net unrealized loss aggregated $1,664,000 at period-end, of which $281,000 related to appreciated investments and $1,945,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $97,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $1,134,000 and $7,780,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was con sidered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006